Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2015
Subsequent Event [Line Items]
Subsequent Events [Text Block]
Subsequent Events
On February 8, 2016, we acquired a 71% ownership interest in Central de Información Financiera ("CIFIN") for the aggregate contractual purchase price of approximately $133 million (approximately $127 million, net of cash acquired), funded with $145.0 million borrowed on our senior secured revolving line of credit. We also agreed to purchase, and the sellers agreed to sell, an additional 23.67% of the shares of CIFIN on or about May 31, 2016. CIFIN provides data to consumers and customers in Colombia across multiple industries, including financial services, insurance, telecommunications, retail and manufacturing.